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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2001


                            THE LACLEDE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Missouri                   1-16681                   74-2976504
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 (State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)            File Number)           Identification No.)

    720 Olive Street            St. Louis, Missouri                63101
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   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
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                                      NONE
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         (Former name or former address, if changed since last report)




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Item 5.           Other Events and Regulation F-D Disclosure.

         On October 1, 2001, Laclede Gas Company was reorganized into a holding company structure pursuant to an Agreement and Plan of Merger and Reorganization between Laclede Gas and The Laclede Group, Inc. The agreement was approved on January 25, 2001 by the vote of shareholders representing more than two-thirds of the outstanding common stock of Laclede Gas entitled to vote. As part of the reorganization, each outstanding share of Laclede Gas common stock, with a $1.00 par value, is deemed to represent a share of The Laclede Group, Inc. common stock, with a par value of $1.00 per share. At the effective date, Laclede Gas became a subsidiary of The Laclede Group. The preferred stock and debt of Laclede Gas were not exchanged and remain outstanding securities of Laclede Gas, although the registration of the preferred stock has been terminated effective October 1, 2001.

         The Laclede Group common stock was registered under the Securities Act of 1933 pursuant to a registration statement on Form S-4, Registration No. 333-48794 that was declared effective on December 15, 2000. The proxy statement/prospectus included in the registration statement contains additional information about the reorganization.

         The Laclede Group common stock and preferred share purchase rights have been registered under Section 12(b) of the Securities Exchange Act of 1934 on Form 8-A and have been approved for listing on the New York Stock Exchange. Please see the description of The Laclede Group common stock contained in the proxy statement/prospectus and the description of the preferred share purchase rights contained in the Form 8-A for more information about these securities. Laclede Gas filed a Form 15 on October 1, 2001 to terminate the registration of its common stock and common stock purchase rights, which were registered pursuant to Section 12(b) of the Exchange Act and listed on the New York and Chicago Stock Exchanges, and has delisted the securities from those exchanges. The Laclede Group common stock's listing on the New York Stock Exchange is effective October 1, 2001.




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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE LACLEDE GROUP, INC.
                                              (Registrant)



                                           By: /s/ Gerald T. McNeive, Jr.
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                                               Gerald T. McNeive, Jr.
                                               Senior Vice President



October 1, 2001
     (Date)